BLACKROCK LIQUIDITY FUNDS

TempFund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

New York Money Fund

(individually, a “Fund” and collectively, the “Funds”)

Supplement dated January 14, 2022 to the Select Shares Prospectus of the Funds,

dated February 26, 2021, as supplemented to date

The Funds’ internet-based trade order system has recently been updated allowing the deadlines for Treasury Trust Fund for the receipt of purchase and redemption orders via the Funds’ internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus. FedFund and T-Fund will impose deadlines for the receipt of purchase and redemption orders via the internet-based trade order system 30 minutes earlier than the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective February 28, 2022:

The section of the Prospectus entitled “Account Information—Purchase of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
FedFund[1]	5:00 p.m.
T-Fund[1]	5:00 p.m.
Treasury Trust Fund[2]	2:30 p.m.

[1]

Purchase orders for Shares of FedFund and T-Fund placed after 4:30 p.m. Eastern time will not be transmitted by the Funds’ internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Funds also reserve the right to limit the amount of such orders or to reject an order for any reason.

[2]

Purchase orders for Shares of Treasury Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Funds’ internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The section of the Prospectus entitled “Account Information—Redemption of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
FedFund[1]	5:00 p.m.
T-Fund[1]	5:00 p.m.
Treasury Trust Fund[2]	2:30 p.m.

[1]

Redemption orders for Shares of FedFund and T-Fund placed after 4:30 p.m. Eastern time will not be transmitted by the Funds’ internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes.

Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Funds’ office no later than the stated deadline. The Funds reserve the right to limit the amount of such orders that will be paid on the same day.

[2]

Redemption orders for Shares of Treasury Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PRO-BLF-SEL-0122SUP

2